                                                                   Exhibit 10.57

                         BUSINESS DEVELOPMENT AGREEMENT

                                     between

                                   AUCO, INC.

                                       and

                                  NOVELL, INC.

                         BUSINESS DEVELOPMENT AGREEMENT
                                     between
                           NOVELL, INC. and AUCO, INC.

     This Business Development Agreement ("BDA"), having an effective date of September 6, 1996 ("Effective Date") is agreed to by Auco, INC., a California corporation with principal offices at 555 Twin Dolphin Drive, Suite 180, Redwood City, California 94065 (hereinafter referred to as "Auco"), and NOVELL, INC. (hereinafter referred to as "Novell"), a Delaware corporation with principal offices at 122 East 1700 South, Provo, Utah 84606.

     1. OVERVIEW Novell and Auco are interested in satisfying the needs of their respective customers and in increasing the ease of use and interoperability of Novell and Auco products. Novell and Auco have developed and intend to continue to develop products to achieve such ease of use and interoperability. Novell and Auco desire that this BDA establish terms and conditions for use by them with regard to the development, licensing, sales or other activities of such products.

          a. Description of This BDA. This BDA contains terms and conditions for all business transactions between Novell and Auco that are within its scope. Novell and Auco intend that all individual business transactions that are within the scope of this BDA be implemented through individual Statements of Work under this BDA. This BDA, by itself, does not implement any business transaction and does not create an obligation on either party to enter into any Statement of Work or to develop, license, purchase or sell any product or service, or to refrain from doing so.

     2. DEFINITIONS. This BDA, and each of the Statements of Work, incorporates by reference the definitions stated below.

          a. Auco Code, Novell Code, or Third-Party Code shall mean Code in which Auco, Novell, or a third party, respectively is the copyright owner.

          b. Binary Code shall mean Code that loads and executes without further processing by a software compiler or linker or that results when Source Code is processed by a software compiler.

          c. Change of Control shall mean when (1) any person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act as in effect on the date hereof) shall come to own, directly or indirectly, beneficially or of record, voting securities representing more than 50% of the total voting power of one of the parties, (2) or one of the parties becomes a subsidiary of some third party.

          d. Code shall mean computer programming code. Unless specifically stated otherwise, Code shall include Binary Code and Source Code.

          e. Deliverable shall mean any Materials procured or prepared by one party under a Statement of Work for delivery to the other party. Whether or not actually delivered to the other party, Deliverables shall in all cases include all Code, Documentation, media and other objects identified as Deliverables in the Statement of Work.

                                                               BDA No.


          f. Derivative Work shall mean a work that is based on one or more preexisting works (such as a revision, enhancement, modification, translation, abridgement, condensation, expansion, or any other form in which such preexisting work may be recast, transformed, or adapted) and that, if prepared without authorization of the copyright owner of such preexisting work, would constitute copyright of infringement under U.S. law.

          g. Development Environment shall mean any non-commercially available device, Code, Documentation, media or development tool (including compilers, workbenches, tools, and higher-level or proprietary languages) that are used or required by a party for the development, maintenance or implementation of any Deliverable.

          h. Documentation shall mean user manuals and other written materials that relate to particular Code, including materials useful for design (for example, logic manuals, flow charts, and principles of operation), and including machine-readable text or graphic files subject to display or print-out. Documentation shall include any Maintenance Modifications or Enhancements, in existence from time to time, to prior Documentation and shall also include new versions of prior Documentation.

          i. Enhancements shall mean changes, additions or new releases, other than Maintenance Modifications, to Code and to related Documentation that are provided to existing end users without charge and that improve functions, add new functions, or improve performance by changes to system design or coding.

          j. Error shall mean a Code Error: a program function that is described in a user Documentation or a Statement of Work but is omitted from the Code, or a program function or user interface that does not operate or that gives incorrect results when measured against its design specifications, or a Documentation Error: a failure of the Documentation to accurately describe a program function contained in a Statement of Work; or, a failure of the Documentation to meet the requirements of the Statement of Work; or, a failure of the Documentation to enable reasonably competent users to correctly operate the associated Code.

          k. General Availability and Generally Available shall mean, in the case of Materials that are primarily made available under signed license agreements, the date on which such Materials are made available under such agreements; with respect to any other particular Material, the date that the Material is made available to members of the general public.

          l. Intellectual Property Rights Questionnaire or IPRQ shall mean the form attached as Exhibit A hereto. The IPRQ is attached to this BDA as a form to be completed only as required by individual SOW's.

          m. Licensed Work shall mean any Materials that are licensed by one party to the other party under a Statement of Work.

          n. Level 1 Support shall mean technical support to provide marketing and installation information for a Licensed Work and/or Future Release with the intent to resolve customer calls. Level 1 Support shall not include technical support designed to correct Errors.

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                                                                 BDA No.


          o. Level 2 Support shall mean technical support to provide installation and compatibility information for a Licensed Work with the intent to resolve customer calls.

          p. Level 3 Support shall mean technical support primarily designed to correct Errors. Level 3 support shall not include either Level 2 or Level 1 Support.

          q. Maintenance Modification shall mean any modification or revision to Code or to Documentation, other than an Enhancement, that corrects an Error or provides another incidental correction.

          r. Materials shall mean Code, Documentation and other written materials or tangible media (including machine-readable media with Code or Documentation recorded thereon), or any combination of the foregoing. Auco Materials, Novell Materials, or Third-Party Materials shall mean Materials in which Auco, Novell, or a third party, respectively, is the copyright owner.

          s. NEST shall mean software marketed by Novell under the "Novell Embedded Systems Technology" or "NEST" trademarks that enables manufacturers of embedded systems devices to incorporate NetWare protocols and client services into their devices.

          t. Source Code shall mean the human-readable form of the Code and related system documentation, including all comments and any procedural language.

          u. Sublicense. A software license agreement between a Copyright Licensee and its sublicensee for Licensed Works based upon the Copyright Licensor's end user license agreement which at minimum:

               i.   restricts the number of copies of software;

               ii. permits only those number of backup and archival copies of the software as are essential to back up use of the software;

               iii. states that no title to the intellectual property contained in the software is transferred to the end user and is retained by the Copyright Licensee and/or its licensor;

               iv. represents that the Source Code of the software is not sublicensed;

               v. restricts end users of the sublicensee from de-compiling and reverse assembling the software to discover the source code;

               vi. prohibits time-sharing, sub-lease, rental, distribution or transfer of the software, without prior written consent;

               vii. in the U.S., includes a statement similar to the following:

                    U.S. Government Restricted Rights. Use, duplication, or disclosure by the United States Government is subject to restrictions as set forth in FAR/ss/. 52.227-14 (June 1987) Alternate 111(g)(3) (June 1987), FAR/ss/. 52.227-19 (June
                    1987), or DFARS/ss/. 52.227-7013(c)(1)(ii) (June 1988),

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

                                                               BDA No.


                     as applicable. Contractor/Manufacturer is [insert name and address of Copyright Licensee]; and

               viii. in foreign countries, includes a statement similar to the statement included above in Paragraph 2.u.vii, as appropriate, to protect Novell's rights in the software from the governments of such countries.

          v. Subsidiary shall mean a corporation, company or other entity (1) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (2) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto. However, such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

          w. Update shall mean the minor Enhancements and Maintenance Modifications specified by the licensor for specific Licensed Works available to end users during a specific period of time.

          x. Upgrade shall mean Enhancements specified by the licensor for Licensed Works available to end users during a specific period of time.

          y. User County Upgrade shall mean the increase in number of users specified by licensor for Licensed Works available to end users during a specific period of time.

     3. ADMINISTRATION OF STATEMENTS OF WORK. Each Statement of Work shall be deemed to incorporate by reference this Section 3 unless the Statement of Work explicitly states otherwise.

          a. Procedure. From time to time, Novell or Auco may propose Statements of Work under this BDA. An individual Statement of Work shall only become effective upon execution by authorized representatives of both parties.

          b. Identification. Each individual Statement of Work will be identified by a numerical sequence, its title and effective date such as, for example, "Statement of Work No. 1 for ABC Development Effective on 1/1/91."

          c. Required Contents. Each Statement of Work shall contain (or incorporate as attachments or by reference):

               i. A brief description describing the scope of the Statement of Work.

               ii. Designation of a Novell Project Manager and an Auco Project Manager and their addresses, telephone numbers and telefax numbers.

               iii. Description of Novell's responsibilities, including work or services to be performed, and schedules for any development or delivery.

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

                                                                  BDA No.


               iv. Description of Auco's responsibilities, including work or services to be performed, and schedules for any development or delivery.

               v. Description of specification of any item to be developed or delivered.

               vi. Description of payments to be made, if any, by one party to the other as consideration under the Statement of Work, including the amount, method of calculation, schedule of payments, and address to which such payments are to be made.

          d. Optional Contents. In addition, a Statement of Work may contain (or incorporate as attachments or by reference):

               i. Grant of a copyright license by one party to the other by identifying the specific Licensed Work to be licensed. No copyright license shall be presumed if the Statement of Work does not contain an explicit grant.

               ii. Grant of a trademark license by one party to the other. No trademark license shall be presumed if the Statement of Work does not contain an explicit grant.

               iii. Warranty provisions, such as scope, nature, term, or limitations.

               iv.    Provision for progress reports by the Project Manager(s).

               v. A commitment on each party to provide to the other party, at no charge and as part of the Licensed Work, enhancements and Maintenance Modifications to the Licensed Work on selected platforms before their becoming Generally Available to the public.

               vi. Additional specifications, such as acceptance criteria, documentation specifications and standards, quality standards, performance specifications, or usability and architecture requirements.

               vii. Resource requirements, such as training or assignment of key personnel.

               viii. If training, equipment, and/or support is to be provided, the revenue and/or expense allocation within Novell and/or Auco.

               ix.    Special term or termination provisions.

               x.     Other appropriate terms.

          e. Project Managers. Unless otherwise specified in a Statement of Work, each party's Project Manager shall be responsible for managing that party's performance under the Statement of Work and for all necessary coordination with the other party's Project Manager. Each party's Project Manager will provide periodic progress reports to the other party's Project Manager. Each party will advise the other in writing of any change regarding its Project Manager.

     4. COPYRIGHT LICENSE IN A STATEMENT OF WORK. A Statement of Work may contain a grant by one party ("Copyright Licensor") to the other party ("Copyright Licensee") of a copyright license to a Licensed Work identified in the Statement of Work. As stated above in Section 3.d.i, the Statement of Work may specifically incorporate one or more of the copyright licenses described in this Section 4, the Statement of Work may include additional terms that add to or modify the terms of the incorporated copyright license.

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

                                                                  BDA No.


          a. Non-Confidential Full Source Code License. Under a Non-Confidential Full Source Code License, the Copyright Licensor grants to the Copyright Licensee a non-exclusive, non-transferable (except as expressly provided) worldwide, perpetual, irrevocable, payment-bearing (if the Statement of Work states that payment is required license under the Copyright Licensor's copyrights covering the Licensed Work identified in a Statement of Work. This Non-Confidential Full Source Code License grants the Copyright Licensee all of the following rights:

               i. To use, reproduce and distribute the Licensed Work internally within the Copyright Licensee.

               ii. To create or have created Derivative Works by modifying the Source Code of the Licensed Work and to reproduce and distribute internally the Derivative Works in Source Code form or in Binary Code form.

               iii. To create or have created Derivative Works by modifying the Documentation of the Licensed Work and to reproduce and distribute internally such Derivative Works in any form.

               iv. To distribute externally to end users, either directly or through distributors, copies in Binary Code form only of the Licensed Work or Derivative Works and copies in any form of the Documentation or any Derivative Works of the Documentation. Except as explicitly stated in the Statement of Work, such distribution shall be by means of a Sublicense. The parties expect that such distribution right would be payment-bearing.

               v. To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of any Code or any Derivative Work thereof in accordance with the granted license.

               vi. To use all Development Environment Materials that accompany the Licensed Work to produce Binary Code that is identical to that produced by the Copyright Licensor.

               vii. Notwithstanding Section 9.c, to sublicense, publish or otherwise make the Licensed Work in Source Code form.

          b. Confidential Full Source Code License. Under a Confidential Full Source Code License, the Copyright Licensor grants to the Copyright Licensee a non-exclusive, non-transferable (except as expressly provided) worldwide, perpetual, irrevocable, payment-bearing (if the Statement of Work states that payment is required) license under the Copyright Licensor's copyrights covering the Licensed Work identified in a Statement of Work. This Confidential Full Source Code License grants the Copyright Licensee all of the following rights:

               i. To use, reproduce and distribute the Licensed Work internally within the Copyright Licensee.

               ii. To create or have created Derivative Works by modifying the Source Code of the Licensed Work and to reproduce and distribute internally within the Copyright Licensee the Derivative Works in Source Code form or in Binary Code form.

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

                                                                BDA No.


                         iii. To create or have created Derivative Works by modifying the Documentation of the Licensed Work and to reproduce and distribute internally within the Copyright Licensee such Derivative Works in any form.

                         iv. To distribute externally to end users, either directly or through distributors, copies in Binary Code form only of the Licensed Work or Derivative Works and copies in any form of the Documentation or any Derivative Works of the Documentation. Except as explicitly stated in the Statement of Work, such distribution shall be by means of a Sublicense. The parties expect that such distribution right would be payment-bearing.

                         v. To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of any Code or any Derivative Work thereof in accordance with the granted license.

                         vi. To use all Development Environment Materials that accompany the Licensed Work to produce Binary Code that is identical to that produced by the Copyright Licensor.

                         vii. To sublicense the Licensed Work in Source Code form subject to the confidentiality requirements contained in 9.c.

                    c. Limited Source Code License. Under a Limited Source Code License, the Copyright Licensor grants to the Copyright Licensee a non-exclusive, non-transferable (except as expressly provided) worldwide, revocable, payment-bearing (if the Statement of Work states that payment is required) license under the Copyright Licensor's copyrights covering the Licensed Work identified in a Statement of Work. The Limited Source Code License grants the Copyright Licensee all of the following rights:

                         i. To use, reproduce and distribute the Licensed Work internally within the Copyright Licensee.

                         ii. To create or have created Derivative Works by modifying the Source Code of the Licensed Work and to reproduce and distribute internally the Derivative Works in Source Code form or in Binary Code form.

                         iii. To create or have created Derivative Works by modifying the Documentation of the Licensed Work and to reproduce and distribute internally such Derivative Works in any form.

                         iv. To distribute externally to end users, either directly or through distributors, copies in Binary Code form only of the Licensed Work or Derivative Works and copies in any form of the Documentation or any Derivative Works of the Documentation. Except as explicitly stated in the Statement of Work, such distribution shall be by means of a Sublicense.

                         v. To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of any Code or any Derivative Work thereof in accordance with the granted license.

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

                                                            BDA No.


               d. Maintenance Source Code License. Under a Maintenance Source Code License, the Copyright Licensor grants to the Copyright Licensee a non-exclusive, non-transferable (except as expressly provided) worldwide, revocable, payment-bearing (if the Statement of Work states that payment is required) license under the Copyright Licensor's copyrights covering the Licensed Work identified in a Statement of Work. The Maintenance Source Code License grants the Copyright Licensee all of the following rights:

                    i. To use, reproduce and distribute the Licensed Work internally within the Copyright Licensee.

                    ii. To create or have created Maintenance Modifications of the Licensed Work by modifying the Source Code of the Licensed Work and to reproduce and distribute internally such Maintenance Modifications.

                    iii. To create or have created Maintenance Modifications of the Documentation of the Licensed Work by modifying the Documentation of the Licensed Work and to reproduce and distribute internally such Maintenance Modifications.

                    iv. To distribute externally to end users, either directly or through distributors, copies in Binary Code form only of the Licensed Work and/or the Maintenance Modifications created in compliance with Section 4.d.iii, above, and copies in any form of the Documentation or the Maintenance Modifications of the Documentation created in compliance with Section 4.d.iii. The Copyright Licensee's distribution of the Licensed Work under this subsection is permitted only to the extent it is necessary to enable the Copyright Licensee to provide the end user with the benefit of the Maintenance Modification in a commercially reasonable manner. Except as explicitly stated in the Statement of Work, such distribution shall be by means of a Sublicense.

                    v. To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of the Code of the Licensed Work or the Maintenance Modifications created in compliance with Section 4.d.ii in accordance with the granted license.

               e. OEM License. Under an OEM License, the Copyright Licensor grants to the Copyright Licensee a non-exclusive, non-transferable (except as expressly provided) worldwide, revocable, payment-bearing (if the Statement of Work states that payment is required) license under the Copyright Licensor's copyrights covering the Licensed Work identified in a Statement of Work. This OEM License grants the Copyright Licensee all of the following rights:

                    i. To use, reproduce and distribute the Licensed Work internally within the Copyright Licensee.

                    ii. To distribute externally to end users, either directly or through distributors, copies in Binary Code form only of the Licensed Work and copies of the Documentation of the Licensed Work in combination with the Licensed Work. Except as explicitly stated in the Statement of Work, such distribution shall be by means of a Sublicense.

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                                                               BDA No.


                    iii. To exercise all rights to the Licensed Work with regard to pictorial, graphic or audio/visual works, including icons, screens, music and characters, that are created as a result of execution of the Code of the Licensed Work but only as necessary to in the licensed use of the Licensed Work.

               f. Distribution License. Under a Distribution License, the Copyright Licensor grants to the Copyright Licensee a non-exclusive, non-transferable (except as expressly provided) worldwide, revocable, payment-bearing (if the Statement of Work states that payment is required) license under the Copyright Licensor's copyrights covering the Licensed Work identified in a Statement of Work. The Distribution License grants the Copyright Licensee all of the following rights:

                    i. To use, reproduce and distribute the Licensed Work internally within the Copyright Licensee.

                    ii. To distribute externally to end users, either directly or through distributors, copies of the Licensed Work obtained from the Copyright Licensor, in accordance with the Copyright Licensor's standard licensing and distribution practices.

               g. Internal Use License. Internal use means use within the Copyright Licensee and its Subsidiaries by its employees and its individual human contractors and not with another entity outside of the Copyright Licensee and its Subsidiaries. Under an internal Use License, the Copyright Licensor grants to the Copyright Licensee a license under the terms of the Maintenance Source Code License (if Source Code is provided to the Copyright Licensee) as provided above in Section 4.d, or under the terms of an OEM License (if no Source Code is provided to the Copyright Licensee) as provided above in Section 4.e, except that the Copyright Licensee may use the Materials received or developed under the Statement of Work only internally within the Copyright Licensee and shall not transfer, sell or in any way distribute such Materials outside of the Copyright Licensee.

         5. OWNERSHIP & LICENSING. A Statement of Work shall be presumed not to change the ownership of any Materials developed under this Agreement. The parties agree that such changes may only be made by explicit statement in a Statement of Work.

         If an invention, whether or not patentable, is conceived or reduced to practice by one or more employees of one of the parties, then that party shall own such invention and all patents and patent applications on the invention. If an invention, whether or not patentable, is conceived or reduced to practice jointly by one or more employees of each of the parties, then each party shall own such invention and all patents and patent applications on the invention jointly with the other party without any duty to account for profits to the other party, and each party may freely license third parties.

         In the event a Statement of Work includes a copyright license in a Licensed Work, it shall also automatically include a grant of rights equal in scope to the granted copyright license under the copyright licensor's patents, inventor's certificates, and utility models (and similar forms of legal protection of any country) and applications therefore, to make, have made, use and sell those Licensed Works. Such license shall be limited in scope to the minimum extent that is consistent with the grant of the copyright license. Such patent license is also extended, at the minimum scope necessary to be consistent with the grant of the copyright license, to the copyright licensee's agents, distributors and customers.

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                                                               BDA No.


     6. TRADEMARKS. A Statement of Work may contain a grant by one party to the other of a trademark license to one or more Licensed Marks identified in the Statement of Work. If a trademark license is granted, the Statement of Work will specify detailed trademark license terms and must be approved by the Legal Departments of both Novell and Auco. No trademark license shall be presumed if the Statement of Work does not contain an explicit grant. A Statement of Work shall be presumed not to change the ownership of any trademark; such changes may only be made by explicit statement in a Statement of Work.

     7. COMPENSATION DUE UNDER A STATEMENT OF WORK. Each Statement of Work shall be deemed to incorporate by reference this Section 7 unless the Statement of Work explicitly states otherwise.

          a. Payments. Unless otherwise stated in a Statement of Work, payments identified in a Statement of Work shall be paid within thirty (30) days of invoice.

          b. Tax Consequences. Unless otherwise stated in this BDA or in a Statement of Work, the party making a payment to the other party shall be responsible for all sales or equivalent taxes arising out of the payment and shall either include such taxes with the payment or shall provide the other party with a resale certificate or other documentation to successfully claim exemption from the tax. Each party shall be responsible for payment of all income or equivalent taxes based upon that party's net income.

          c. Late Payments. For any payment made later than the appropriate payment date, the party making the late payment shall pay the other party a late fee of one and one-half percent (1-1/2%) of the amount paid late for each calendar month beyond the payment date.

     8. TERM AND TERMINATION. This BDA shall be effective upon the dated specified at the beginning of this BDA, and shall remain in force for a period of two (2) years, unless otherwise terminated as provided in this Section 8. After this initial term of two (2) years, this BDA shall automatically renew for consecutive one (1) year periods, unless ninety (90) days or more prior to the end of either the initial term or any subsequent term either party provides the other party with written notice terminating this BDA.

          a. Earlier Termination of the BDA. Either party may terminate this BDA upon not less than ninety (90) days' written notice to the other party.

          b. Statements of Work. Each Statement of Work shall enter into effect upon its effective dated and shall continue in effect for the term specified in the Statement of Work unless earlier extended, terminated by mutual written agreement of the parties, or terminated for cause in accordance with Section 8.c below. In the event that a Statement of Work fails to contain a term, the Statement of Work shall be deemed to have a term of one (1) year and shall be subject to the termination provisions provided in Section 8.a, 8.c and 8.d.

          c. Termination for Cause. Either party may terminate this BDA or a Statement of Work for the substantial breach by the other party of a material term. The terminating party shall first give the other party written notice of the alleged breach and a reasonable period of at least sixty (60) days

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                                                                   BDA No.


in which to cure the alleged breach. Termination of the BDA and/or the Statement of Work shall occur upon the expiration of the cure period, if the breach has not been cured.

          d. Change of Control of Acquisition. If a Change of Control to one of the parties to this BDA occurs, the party shall have the option upon written notice to immediately terminate this BDA and some or all of its associated Statements of Work and have returned any or all Confidential Information then in the possession of the other party.

          e. Survival of Terms. In the event of a termination of a Statement of Work, all obligations of confidentiality (including those specified in Section 9.c below) shall continue in effect in accordance with their terms. In addition, the terms of Section 9.l (Intellectual Property Indemnity), Section 9.o (Limitation Of Liabilities), and Section 9.r (Representations And Warranties) shall continue in effect in accordance with their terms.

     9. GENERAL TERMS. Each Statement of Work shall be deemed to incorporated by reference this Section 9 unless the Statement of Work explicitly states otherwise.

          a. Assignment. Neither party may transfer or assign any right or obligation set forth in this BDA or in a Statement of Work without the prior written consent of the other party, which consent shall not be unreasonably withheld. However, Auco may not transfer or assign any right or obligation set forth in this BDA or in a Statement of Work to an entity that at the relevant time is a competitor of Novell's Extended Networks Division, or successors thereto, without the prior written consent of Novell, which consent Novell may withhold in Novell's absolute discretion. Any such attempted transfer or assignment shall be void. A party shall respond to requests for consent within thirty (30) days of notice. For purposes of this Section 9.a, "a competitor of Novell's Extended Networks Division, or successors thereto" shall mean an entity that develops, markets, and/or sells computer networking products (including work group, intranet, internet, enterprise, and home networks), embedded systems (including processors, chips, operating systems, embedded applications, embedded system services), power line control (technology which allows data to be transferred over a power distribution system), and NEST OEM licensees.

          b. Changes to This BDA or to a Statement of Work. This BDA or a statement of Work may only be modified in a writing that is executed by authorized representatives of both parties. A change to this BDA shall not affect any Statement of Work that is already in effect when the BDA is changed unless the parties agree in writing that the change to this BDA shall effect that Statement of Work. The parties shall indicate the level of revision to this BDA by assigning each revised BDA a new BDA agreement number.

          c. Confidentiality and Information Exchange. It is the intention of Auco and Novell to transfer and/or exchange information, including confidential information, as may be necessary under the Statements of Work. Such information may be disclosed in oral, visual, or written form (including magnetic media). Novell and Auco agree that all Source Code received under a Statement of Work (or developed from Source code received under Statement of Work) shall be considered to be confidential information for the purposes of this Section 9.c.

               i. The party receiving confidential information under a Statement of Work ("Recipient") shall make use of the confidential information only for the purposes of that

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          Statement of Work. Nothing is this Agreement shall be construed to limit either party's right to independently develop or acquire products without use of the other party's confidential information. Further, either party shall be free to use the residuals resulting from access to or work with the other party's confidential information, provide that such party otherwise complies with the nondisclosure provisions hereof. The term "residuals" means general information in non-tangible form which may be retained by persons who have had access to the confidential information.

               ii. The Recipient shall protect the disclosed confidential information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the confidential information as the Recipient uses to protect its own confidential information of a like nature.

               iii. The Recipient's duty to hold confidential information in confidence expires five (5) years, or in the case of Source Code fifteen (15) years, after (i) its return or destruction in the case or confidential information embodied in received or developed (whichever is later) source and related descriptions, specifications and system documentation, or (ii) its receipt or development (whichever is later) in the case of any other confidential information. The expiration of the duty of confidentiality shall not modify other restrictions on the Recipient including, for example, any restrictions on distribution of Source Code arising out of a granted copyright license.

               iv. The Recipient's obligations shall only extend to confidential information that is: (a) marked as confidential at the time of disclosure; (b) unmarked (e.g., orally disclosed) but is treated as confidential at the time of disclosure or provided under circumstances which reasonably indicate that the disclosing party expected it to be treated confidentially; or, (c) Source Code.

               v. This BDA and the Statement of Work impose no obligation upon Recipient with respect to information that; (a) was in Recipient's possession before receipt from Disclosure; (b) is or becomes a matter of public knowledge through no fault of Recipient;
          (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is disclosed by the Disclosure to a third party without a duty of confidentiality on the third party; (e) is independently developed by the Recipient without thereby violating the Disclosure's patent or copyright; (f) is disclosed under operation of law after all reasonable means have been afforded to the disclosing party ("Discloser's") to protect the information; or, (g) is disclosed by the Recipient with Discloser's prior written approval.

          d. Construction. The headings in the BDA and in the Statements of Work are provided for reference only and shall not be used as a guide to interpretation. When used in this BDA or in a Statement of Work, the singular includes the plural and the plural includes the singular, and gender related pronouns include the feminine, masculine and neuter.

          e. Copyright Notices. Each party shall ensure that all copyright or other proprietary notice of the other party that are marked on or included in any portion or Materials received under the Statement of Work shall not be removed and shall be faithfully reproduced in each copy or Derivative Work of the Materials.

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                                                                 BDA No.


          f. Entire Agreement. A Statement of Work, including the incorporated portions of this BDA, sets forth the entire agreement and understanding between the parties as to its specific subject matter and merges all prior discussions between them with regard to such specific subject matter. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, agreements, or representations, whether written or oral, with respect to such specific subject matter other than as expressly provided in the Statement of Work or as duly set forth on or subsequent to its effective date, in a written document that is signed by a duly authorized representative of each party. However, the parties acknowledge that they do not intend, at the present time, to merge any independent written agreements existing between them and executed prior to the execution of this BDA, and such independent agreements shall not be considered merged into this BDA or into any Statement of Work except as specifically set forth in a Statement of Work executed under this BDA.

          g. Export of Technical Data. Neither party will knowingly export or re-export or cause to be exported or re-exported, directly or indirectly, any Materials or any items licensed or developed under a Statement of Work or technical information or direct product hereof received from the other party to any country for which the United States government, or any agency thereof, requires an export license or other government approval at the time of such export without first obtaining any required license or approval. Each party will reasonably cooperate with the other party in obtaining such licenses or approvals.

          h. Waiver. No waiver of any provision of this BDA or a Statement of Work shall be effective unless it is set forth in a writing which refers to the provisions so waived and is executed by an authorized representative of the party waiving its rights. No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy.

          i. Reservation of Rights. Nothing in this BDA or any SOW issued pursuant to this BDA, or the fact that either party has entered into this BDA or SOWs issued hereunder, shall be construed as being or having the effect of a waiver, relinquishment or election of rights or remedies by or on behalf of either party against the other party or any director, officer, or employee thereof. Each party expressly reserves all of its rights and remedies under law.

          j. Force Majeure. Neither party shall be liable in damages or have the right to cancel or terminate this BDA or any Statement of Work for any delay or default in performance if such delay or default is caused by conditions beyond the reasonable control of the delaying or defaulting party, including but not limited to acts of God, government restrictions, continuing domestic or international problems such as wars or insurrections, strikes, fires, floods, work stoppages and embargoes. Either party shall have the right to terminate a Statement of Work upon sixty (60) days prior written notice if the delay or default of the other party due to any of the above-mentioned causes continues for a period of six (6) months. Each party shall give the other party prompt written notice of any such condition likely to cause any delay or default.

          k. Freedom of Action. This BDA and the Statements of Work shall not prevent either party from (i) entering into any agreement similar to this BDA or any Statement of Work with any corporation in any industry or any non-profit body such as a university or a government, or (ii) developing, manufacturing and/or selling any product or service that can complete with the other party's products or services in the marketplace.

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                                                                   BDA No.


          l.   Intellectual Property Indemnity.

               i. If, under a Statement of Work, one party ("Licensor") transfers Materials to the other party ("Licensee"), the Licensor, except as otherwise provided below, shall defend or settle any claim made or any suit or proceeding brought against the Licensee so far as it is based on an allegation that any Materials furnished under the Statement of Work infringes a patent or copyright of a third party in the country in which the Licensee takes delivery of the product (or the country in which an end user takes delivery of the product), if the Licensor is notified promptly in writing and is given information, assistance and the sole authority to defend or settle same at the Licensor's expense. The Licensor shall pay all damages and costs finally awarded therein against the Licensee or the cost of any settlement made in compliance with the terms of this Section 9.l.

               ii. In case the Materials are held in such suit to infringe and use of the Materials is enjoined or the case is settled, as referred to above, the Licensor shall have the option, at its expense, to procure for the Licensee the right to continue using the Materials, to replace or modify such Materials so that they become non-infringing materials which have the same or additional functionality and comparable or better performance characteristics, or to terminate the license with respect to the Materials that are infringing.

               iii. The Licensor shall have no liability for any infringement of patents, copyrights, trademarks or other intellectual property rights that result from (a) the Licensor's compliance with the Licensee's designs, specifications, or instructions, (b) modifications of the Materials that were not requested or authorized by the Licensor, (c) use of the Materials other than as specified in relevant Licensor publications, (d) use of the Materials with goods not supplied by the Licensor, or (e) the furnishing of any intangible information, service or technical support to the Licensee.

               iv. This Section 9.l shall represent the entire and exclusive obligation f one party to the other regarding any claim of intellectual property infringement arising under a Statement of Work, except as explicitly stated otherwise in the Statement of Work.

          m. Independent Contractors. The parties are not, without limitation, partners or joint venturers. Each party is and shall remain an independent contractor with respect to all performance under this BDA and the Statements of Work. No employee of either party shall be considered an employee or agent of the other party for any purpose. Each party assumes sole responsibility for the supervision, daily direction and control, payment of salary (including withholding of income taxes and social security), worker's compensation, disability benefits and the like of its employees. Nothing in this agreement shall be construed to prevent either party from delegating performance under this BDA or any resultant Statement of Work to independent contractors who have entered into agreements consistent with the provisions contained in this BDA. However, the contracting party shall remain primarily responsible for the performance of its subcontractors and hereby waives any defense alleging that it has no liability as a result of a claim of breach by any such permitted subcontractors.

          n. Laws. The validity, construction, and performance of this BDA and the Statements of Work will be governed by the substantive laws of the State of California without regard to any choice of law provisions. If either party initiates legal proceedings to enforce a term of this BDA or a

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                                                                BDA No.


Statement of Work, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs as the court may determine. Each party shall, at its own expense, comply with any governmental law, statute, ordinance, administrative order, rule or regulation relating to its duties, obligations or performance under this BDA and the Statements of Work.

          o. Limitation of Liabilities. THE REMEDIES PROVIDED IN THIS BDA AND THE STATEMENTS OF WORK ARE THE SOLE AND EXCLUSIVE REMEDIES OF THE PARTIES. NEITHER PARTY SHALL IN ANY EVENT BE LIABLE TO THE OTHER, OR TO ANY LICENSEE, SUBLICENSEE, OR CUSTOMER OF THE OTHER UNDER THIS BDA OR ANY STATEMENT OF WORK FOR LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR OF DATA, OR FOR INTERRUPTION OF BUSINESS. NEITHER PARTY SHALL IN ANY EVENT BE LIABLE FOR INDIRECT, SPECIAL, RELIANCE, INCIDENTAL, COVER, OR CONSEQUENTIAL LOSS OR DAMAGE OF ANY KIND ARISING UNDER OR OUTSIDE OF THIS BDA OR ANY STATEMENT OF WORK, WHETHER IN A CONTRACT, TORT OR OTHER ACTION FOR OR ARISING OUT OF ALLEGED BREACH OF WARRANTY, ALLEGED BREACH OF CONTRACT, DELAY, NEGLIGENCE, STRICT LIABILITY OF OTHERWISE. Except as to the obligations set forth in Section 9.l and the representations and warranties of Section 9.r, in no event shall either party be liable under this BDA and associated Statements of Work to the other, its successors and assigns for any damages exceeding the greater of: i) one hundred thousand dollars ($100,000); or, ii) all sums paid under the BDA and associated Statements of Work, plus actual royalties, commissions, and other payments owed.

          p. Notices. All notices to a party under this BDA shall be delivered to the President of Auco or the General Manager of Novell's Extended Networks Division, or successors thereto, at the corresponding corporate addresses stated in the preamble above. All notices to a party under a Statement of Work shall be delivered to that party's Project Manager at the address specified in the Statement of Work. All notices required or permitted to be given under this BDA is a Statement of Work shall be in writing. A notice shall be validly given upon the earlier of confirmed receipt by the recipient or fourteen (14) days after deposit, postage prepaid, with the U.S. Postal Service as first class mail. Notices may be delivered by telefax or by courier and shall be validly given upon confirmed receipt.

          q. Order of Precedence. In the event of any conflict between this BDA and a Statement of Work, the terms of the Statement of Work shall control. In the event of any conflict between this BDA or a Statement of Work and any purchase order or acknowledgment, this BDA or the Statement of Work shall take precedence over any written or typed instructions in a written or electronic purchase order or acknowledgment. The pre-printed provisions of any written or electronic purchase order or acknowledgment shall be void and of no effect.

          r.  Representations and Warranties.

              i. Each party represents and warrants (1) that it is the sole owner of all Materials and/or Deliverables provided by it under each Statement of Work, except for any Materials and/or Deliverables belonging to third parties; (2) that with respect to Materials and/or Deliverables belonging to third parties that it provides under each Statement of Work, it has obtained sufficient rights to provide those Material and/or Deliverables according to the terms of the Statement of Work under which they are

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                                                                 BDA No.


          provided; (3) it has full and sufficient authority to grant the rights and/or licenses granted to the other party in each Statement of Work; and, (4) it has full and sufficient authority to perform under this BDA and the Statements of Work.

               ii. EXCEPT AS EXPRESSLY SET FORTH IN THIS BDA OR IN A STATEMENT OF WORK, NEITHER PARTY MAKES ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO DELIVERABLES, LICENSED WORKS, MATERIALS, INVENTIONS, INFORMATION OR ANY OTHER WORK OR OTHERWISE UNDER THIS BDA OR THE STATEMENT OF WORK, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.

          s. Severability. Each Statement of Work is intended to constitute an independent and distinct agreement of the parties, notwithstanding the fact that a Statement of Work may incorporate provisions of this BDA. If any provision of this BDA or a Statement of Work is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions shall remain in full force and effect and shall be interpreted, to the extent possible, to achieve the purpose of this BDA and any affected Statements of Work as originally expressed.

          t. Subsidiaries. A subsidiary of a party is a company the majority of whose stock entitled to vote for election of directors is owned at the relevant time by that party either directly or indirectly, but such company shall be deemed to be a subsidiary only so long as such control exists. All rights and licenses granted to a party under this BDA and the Statement of Work shall apply to that party's subsidiaries so long as such subsidiaries agree to comply with the obligations imposed on that party by this BDA and the Statements of Work. Each party shall remain fully liable for the actions and omissions of its subsidiaries relative to rights granted under this Section 9.t. The parties agree, however, that they may not seek to enforce any obligation of the other party (or its Subsidiaries) through a legal action brought against a Subsidiary except to the extent that such action seeks injunctive relief against that particular Subsidiary. Notwithstanding the foregoing, the term subsidiary shall in no event include Novell Japan, Ltd.

          u. Volume Obligations. Except as explicitly stated in a Statement of Work, neither party shall have an obligation under any Statement of Work (i) to offer any product or service to any third party by way of sale, license or otherwise, or (ii) to use any minimum level of effort in the promotion, marketing, licensing or sales of any products or services, including products or services of the other party, or (iii) to purchase or license any minimum amount of products or services from the other party.

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                                                               BDA No.


     10.  SIGNATURES.

     IN WITNESS WHEREOF, each party has executed this Business Development Agreement, which may be executed in counterparts, by signature of its authorized representative, and this Business Development Agreement shall become effective as of the Effective Date.

                                   NOVELL, INC.


                                   Signature:       /s/ Robert B. Hicks
                                              ------------------------------
                                   Name:      Robert B. Hicks
                                   Title:     Vice President
                                   Date:      September 6, 1996


                                   AUCO, INC.


                                   Signature:       /s/ Howard Sidorsky
                                              ------------------------------
                                   Name:      Howard Sidorsky
                                   Title:     Vice President
                                   Date:      September 6, 1996

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